MASIMO CORPORATION SUPPLEMENTAL NON-GAAP INFORMATION (unaudited, in thousands, except per share amounts)(1) (2) All statements other than statements of historical facts included in this Supplemental Non-GAAP information that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about our expectations for full fiscal year GAAP and non-GAAP 2021 total revenue, product revenue, royalty and other revenues, gross profit/margin, selling, general and administrative operating expenses, research and development operating expenses, litigation settlement, award and/or defense costs, operating expenses, operating income/margin, net income, diluted earnings per share, non-operating income, provision for income taxes, adjusted free cash flow; our long-term outlook; demand for our products; anticipated revenue and earnings growth; our financial condition, results of operations and business generally; expectations regarding our ability to design and deliver innovative new noninvasive technologies and reduce the cost of care; and demand for our technologies. These forward-looking statements are based on management’s current expectations and beliefs and are subject to uncertainties and factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to: our dependence on Masimo SET® and Masimo rainbow SET™ products and technologies for substantially all of our revenue; any failure in protecting our intellectual property exposure to competitors’ assertions of intellectual property claims; the highly competitive nature of the markets in which we sell our products and technologies; any failure to continue developing innovative products and technologies; the lack of acceptance of any of our current or future products and technologies; obtaining regulatory approval of our current and future products and technologies; the risk that the implementation of our international realignment will not continue to produce anticipated operational and financial benefits, including a continued lower effective tax rate; the loss of our customers; the failure to retain and recruit senior management; product liability claims exposure; a failure to obtain expected returns from the amount of intangible assets we have recorded; the maintenance of our brand; the amount and type of equity awards that we may grant to employees and service providers in the future; our ongoing litigation and related matters; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and Form 10-Q, all of which you may obtain for free on the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For additional information related to the definitions of our Non-GAAP measures, please visit the Investor Relations section of the Company's website at www.masimo.com. Page 1

MASIMO CORPORATION SUPPLEMENTAL NON-GAAP INFORMATION (unaudited, in thousands, except per share amounts)(1) (2) GAAP TOTAL REVENUE FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 GAAP revenue Product revenue 738,242$ 829,874$ 230,548$ 229,510$ 228,916$ 247,434$ 936,408$ 269,625$ 300,953$ 278,112$ 295,054$ 1,143,744$ 299,043$ 305,118$ 307,414$ 327,578$ 1,239,153$ 1,350,000$ Royalty and other revenue 52,006 28,415 1,116 142 95 76 1,429 - - - - - - - - - - - GAAP total revenue 790,248$ 858,289$ 231,664$ 229,652$ 229,011$ 247,510$ 937,837$ 269,625$ 300,953$ 278,112$ 295,054$ 1,143,744$ 299,043$ 305,118$ 307,414$ 327,578$ 1,239,153$ 1,350,000$ (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 GAAP gross profit/margin 522,032$ 574,892$ 151,642$ 154,339$ 156,268$ 166,923$ 629,172$ 185,629$ 191,584$ 178,926$ 186,926$ 743,065$ 196,875$ 192,912$ 203,664$ 214,896$ 808,347$ 893,500$ Non-GAAP adjustments: Royalty and other revenue, net of related costs (48,384) (27,704) (1,048) (111) (57) (45) (1,262) - - - - - - - - - - - Acquisition, integration and related costs 500 458 114 114 114 167 511 373 578 409 447 1,807 809 1,208 787 1,008 3,813 4,000 Other adjustments - - - - - - - - - - - - - 3,362 - - 3,362 - Total non-GAAP gross profit/margin adjustments (47,884) (27,246) (934) 3 57 122 (751) 373 578 409 447 1,807 809 4,570 787 1,008 7,175 4,000 Non-GAAP gross profit/margin 474,147$ 547,645$ 150,708$ 154,343$ 156,325$ 167,046$ 628,421$ 186,001$ 192,163$ 179,336$ 187,373$ 744,872$ 197,684$ 197,481$ 204,451$ 215,905$ 815,522$ 897,500$ Non-GAAP gross margin % (4) 64.2% 66.0% 65.4% 67.2% 68.3% 67.5% 67.1% 69.0% 63.9% 64.5% 63.5% 65.1% 66.1% 64.7% 66.5% 65.9% 65.8% 66.5% (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 GAAP selling, general and administrative operating expenses 273,011$ 285,417$ 74,204$ 78,160$ 80,354$ 81,943$ 314,661$ 89,877$ 98,461$ 90,376$ 90,343$ 369,057$ 96,700$ 93,833$ 100,647$ 104,111$ 395,291$ Non-GAAP adjustments: Acquisition, integration and related costs (1,097) (984) (246) (1,022) (983) (1,968) (4,218) (2,049) (711) (838) (2,749) (6,347) (1,979) (1,301) (1,195) (1,398) (5,872) Litigation related expenses, settlements and awards - - - - - - - - - - - - - (373) (1,177) (3,887) (5,437) Other Adjustments - - - - - - - - - - - - - - - (530) (530) Non-GAAP selling, general and administrative operating expenses 271,915$ 284,433$ 73,958$ 77,138$ 79,371$ 79,976$ 310,443$ 87,828$ 97,750$ 89,538$ 87,593$ 362,709$ 94,722$ 92,157$ 98,277$ 98,295$ 383,451$ Non-GAAP selling, general, and administrative operating expenses % (4) 36.8% 34.3% 32.1% 33.6% 34.7% 32.3% 33.2% 32.6% 32.5% 32.2% 29.7% 31.7% 31.7% 30.2% 32.0% 30.0% 30.9% GAAP research and development operating expenses 65,234$ 81,006$ 21,415$ 24,175$ 24,282$ 23,423$ 93,295$ 27,241$ 30,878$ 28,852$ 31,688$ 118,659$ 34,511$ 33,943$ 35,406$ 33,373$ 137,233$ Non-GAAP adjustments: Acquisition, integration and related costs - - - - - - - (25) (24) (30) (53) (132) - - - - - Non-GAAP research and development operating expenses 65,233$ 81,006$ 21,415$ 24,175$ 24,282$ 23,423$ 93,295$ 27,215$ 30,854$ 28,822$ 31,635$ 118,526$ 34,511$ 33,943$ 35,406$ 33,373$ 137,233$ Non-GAAP research and development operating expenses % (4) 8.8% 9.8% 9.3% 10.5% 10.6% 9.5% 10.0% 10.1% 10.3% 10.4% 10.7% 10.4% 11.5% 11.1% 11.5% 10.2% 11.1% GAAP litigation settlements and (awards) -$ 425$ -$ -$ -$ -$ -$ (499)$ 25$ -$ -$ (474)$ -$ -$ -$ -$ -$ Non-GAAP adjustments: Litigation related expenses, settlements and awards - (425) - - - - - 499 (25) - - 474 - - - - - Non-GAAP litigation settlements and (awards) -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ 4 4 GAAP operating expenses 338,245$ 366,848$ 95,619$ 102,335$ 104,636$ 105,366$ 407,956$ 116,619$ 129,364$ 119,228$ 122,031$ 487,242$ 131,211$ 127,776$ 136,053$ 137,484$ 532,524$ 582,600$ -$ -$ Non-GAAP adjustments: Acquisition, integration and related costs (1,097) (984) (246) (1,022) (983) (1,968) (4,218) (2,075) (735) (868) (2,802) (6,479) (1,979) (1,301) (1,195) (1,398) (5,872) (8,000) Litigation related expenses, settlements and awards - (425) - - - - - 499 (25) - - 474 - (373) (1,177) (3,887) (5,437) (12,000) Other Adjustments - - - - - - - - - - - - - - - (530) (530) - Total non-GAAP operating expense adjustments (1,097) (1,409) (246) (1,022) (983) (1,968) (4,218) (1,576) (760) (868) (2,802) (6,005) (1,979) (1,674) (2,371) (5,815) (11,839) (20,000) Non-GAAP operating expenses 337,149$ 365,439$ 95,374$ 101,312$ 103,653$ 103,398$ 403,738$ 115,043$ 128,604$ 118,360$ 119,228$ 481,236$ 129,232$ 126,100$ 133,684$ 131,668$ 520,685$ 562,600$ Non-GAAP operating expenses % (4) 45.7% 44.0% 41.4% 44.1% 45.3% 41.8% 43.1% 42.7% 42.7% 42.6% 40.4% 42.1% 43.2% 41.3% 43.5% 40.2% 42.0% 41.7% 2022 Full Year Guidance(3) RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN: 2022 Full Year Guidance(3) RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES: 2022 Full Year Guidance(3) Page 2

MASIMO CORPORATION SUPPLEMENTAL NON-GAAP INFORMATION (unaudited, in thousands, except per share amounts)(1) (2) (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 GAAP operating income/margin 183,787$ 208,044$ 56,023$ 52,004$ 51,632$ 61,557$ 221,216$ 69,010$ 62,220$ 59,698$ 64,895$ 255,823$ 65,664$ 65,136$ 67,611$ 77,411$ 275,822$ 310,900$ Non-GAAP adjustments: Royalty and other revenue, net of related costs (48,384) (27,704) (1,048) (111) (57) (45) (1,262) - - - - - - - - - - - Acquisition, integration and related costs 1,597 1,442 361 1,136 1,098 2,135 4,729 2,447 1,313 1,277 3,249 8,286 2,788 2,509 1,982 2,406 9,685 12,000 Litigation related expenses, settlements and awards - 425 - - - - - (499) 25 - - (474) - 373 1,177 3,887 5,437 12,000 Other adjustments - - - - - - - - - - - - - 3,362 - 530 3,892 - Total non-GAAP operating income/margin adjustments (46,787) (25,837) (688) 1,025 1,040 2,090 3,467 1,948 1,338 1,277 3,249 7,812 2,788 6,244 3,159 6,824 19,014 24,000 Non-GAAP operating income/margin 136,999$ 182,206$ 55,334$ 53,030$ 52,671$ 63,647$ 224,683$ 70,958$ 63,558$ 60,975$ 68,145$ 263,636$ 68,452$ 71,381$ 70,768$ 84,236$ 294,837$ 334,900$ Non-GAAP operating income % (4) 18.6% 22.0% 24.0% 23.1% 23.0% 25.7% 24.0% 26.3% 21.1% 21.9% 23.1% 23.1% 22.9% 23.4% 23.0% 25.7% 23.8% 24.8% (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 GAAP net income 124,789$ 193,543$ 49,322$ 44,888$ 49,085$ 52,921$ 196,216$ 64,456$ 55,772$ 49,405$ 70,649$ 240,282$ 53,383$ 50,235$ 57,771$ 68,258$ 229,647$ 251,100$ Non-GAAP adjustments: Royalty and other revenue, net of related costs (48,384) (27,704) (1,048) (111) (57) (45) (1,262) - - - - - - - - - - - Acquisition, integration and related costs Cost of goods sold 500 458 114 114 114 167 511 373 578 409 447 1,807 809 1,208 787 1,008 3,813 4,000 Operating expenses 1,097 984 246 1,022 983 1,968 4,218 2,075 735 868 2,802 6,479 1,979 1,301 1,195 1,398 5,872 8,000 Subtotal - Acquisition, integration and related costs 1,597 1,442 361 1,136 1,098 2,135 4,729 2,447 1,313 1,277 3,249 8,286 2,788 2,509 1,982 2,406 9,685 12,000 Litigation related expenses, settlements and awards Operating expenses - 425 - - - - - (499) 25 - - (474) - 373 1,177 3,887 5,437 12,000 Other adjustments Cost of goods sold - - - - - - - - - - - - - 3,362 - - 3,362 - Operating expenses - - - - - - - - - - - - - - - 530 530 - Subtotal - Other adjustments - - - - - - - - - - - - - 3,362 - 530 3,892 Realized and unrealized gains or losses Foreign currency 270 2,027 (534) (7) 856 312 627 (588) (11) (647) (1,384) (2,631) 799 59 230 776 1,864 - # Tax impact of non-GAAP net income adjustments 16,100 5,532 359 (179) (303) (566) (689) (318) (361) (202) (5,214) (6,096) (598) (1,218) (526) (1,359) (3,701) (4,000) Expiration of certain statutes of limitation related to unique and non-recurring tax positions - (4,169) - - - - - - - - - - - - - - - - 9800Excess tax benefits from stock-based compensation (39,242) (22,036) (3,432) (2,608) (7,020) (2,631) (15,692) (9,609) (7,486) (3,076) (10,001) (30,172) (4,302) (1,324) (6,377) (4,434) (16,438) (16,000) 2017 U.S. Tax Reform 41,392 (675) - - - - - - - - - - - - - - - - Total non-GAAP net income adjustments (28,267) (45,157) (4,294) (1,768) (5,427) (796) (12,286) (8,568) (6,519) (2,649) (13,350) (31,086) (1,313) 3,760 (3,514) 1,806 739 4,000 Non-GAAP net income 96,520$ 148,385$ 45,027$ 43,120$ 43,657$ 52,126$ 183,930$ 55,889$ 49,253$ 46,756$ 57,298$ 209,196$ 52,070$ 53,997$ 54,255$ 70,065$ 230,388$ 255,100$ 2022 Full Year Guidance(3) RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME: 2022 Full Year Guidance(3) RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN: Page 3

MASIMO CORPORATION SUPPLEMENTAL NON-GAAP INFORMATION (unaudited, in thousands, except per share amounts)(1) (2) (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 2.23$ 3.45$ 0.87$ 0.79$ 0.86$ 0.92$ 3.44$ 1.12$ 0.96$ 0.85$ 1.21$ 4.14$ 0.92$ 0.88$ 1.00$ 1.18$ 3.98$ 4.27$ Royalty and other revenue, net of related costs (0.87) (0.49) (0.02) (0.00) (0.00) (0.00) (0.02) - - - - - - - - - - - Acquisition, integration and related costs 0.03 0.03 0.01 0.02 0.02 0.04 0.08 0.04 0.02 0.02 0.06 0.14 0.05 0.04 0.03 0.04 0.17 0.20 Litigation related expenses, settlements and awards - 0.01 - - - - - (0.01) 0.00 - - (0.01) - 0.01 0.02 0.07 0.09 0.20 - - - - - - - - - - - - - 0.06 - 0.01 0.07 - Realized and unrealized gains or losses 0.00 0.04 (0.01) (0.00) 0.01 0.01 0.01 (0.01) (0.00) (0.01) (0.02) (0.05) 0.01 0.00 0.00 0.01 0.03 - Tax impact of non-GAAP net income adjustments 0.29 0.10 0.01 (0.00) (0.01) (0.01) (0.01) (0.01) (0.01) (0.00) (0.09) (0.11) (0.01) (0.02) (0.01) (0.02) (0.06) (0.07) Expiration of certain statutes of limitation related to unique and non-recurring tax positions - (0.07) - - - - - - - - - - - - - - - - 9800Excess tax benefits from stock-based compensation (0.70) (0.39) (0.06) (0.05) (0.12) (0.05) (0.27) (0.17) (0.13) (0.05) (0.17) (0.52) (0.07) (0.02) (0.11) (0.08) (0.28) (0.27) 2017 U.S. Tax Reform 0.74 (0.01) - - - - - - - - - - - - - - - - Total non-GAAP net income per diluted share adjustments (0.51) (0.81) (0.08) (0.03) (0.09) (0.01) (0.22) (0.15) (0.11) (0.05) (0.23) (0.54) (0.02) 0.07 (0.06) 0.03 0.01 0.07 Non-GAAP net income per diluted share 1.73$ 2.65$ 0.79$ 0.76$ 0.76$ 0.91$ 3.22$ 0.97$ 0.85$ 0.80$ 0.98$ 3.60$ 0.90$ 0.94$ 0.94$ 1.21$ 3.99$ 4.34$ Weighted average shares outstanding - diluted 55,874 56,039 56,799 57,066 57,262 57,267 57,100 57,585 58,204 58,280 58,237 58,037 57,901 57,379 57,664 57,770 57,682 58,800 (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 GAAP Non-operating income (expense) 2,013$ 5,732$ 3,886$ 3,529$ 2,723$ 2,812$ 12,950$ 3,346$ 1,405$ 1,357$ 1,805$ 7,913$ (737)$ 80$ (78)$ (707)$ (1,442)$ 700$ Non-GAAP adjustments: Realized and unrealized foreign currency gains or losses 270 2,027 (534) (7) 856 312 627 (588) (11) (647) (1,384) (2,631) 799 59 230 776 1,864 - h Non-GAAP non-operating income (expense) 2,283$ 7,760$ 3,351$ 3,522$ 3,579$ 3,124$ 13,577$ 2,758$ 1,394$ 710$ 420$ 5,281$ 61$ 139$ 153$ 69$ 422$ 700$ (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 GAAP provision for income taxes 61,011$ 20,233$ 10,587$ 10,645$ 5,270$ 11,448$ 37,950$ 7,900$ 7,853$ 11,650$ (3,949)$ 23,454$ 11,544$ 14,981$ 9,762$ 8,446$ 44,733$ 60,500$ Non-GAAP adjustments: Excess tax benefits from stock-based compensation 39,242 22,036 3,432 2,608 7,020 2,631 15,692 9,609 7,486 3,076 10,001 30,172 4,302 1,324 6,377 4,434 16,438 16,000 Tax impact of pre-tax non-GAAP adjustments (16,100) (5,532) (359) 179 303 566 689 318 361 202 5,214 6,096 598 1,218 526 1,359 3,701 4,000 Expiration of certain statutes of limitation related to unique and non-recurring tax positions - 4,169 - - - - - - - - - - - - - - - - 2017 U.S. Tax Reform (41,392) 675 - - - - - - - - - - - - - - - - Total non-GAAP provision for income tax adjustments (18,250) 21,348 3,072 2,787 7,324 3,198 16,381 9,928 7,846 3,279 15,215 36,268 4,900 2,542 6,903 5,794 20,139 20,000 Non-GAAP provision for income taxes 42,761$ 41,580$ 13,659$ 13,433$ 12,593$ 14,646$ 54,331$ 17,828$ 15,699$ 14,929$ 11,266$ 59,722$ 16,444$ 17,523$ 16,666$ 14,239$ 64,872$ 80,500$ 2022 Full Year Guidance(3) GAAP net income per diluted share Non-GAAP adjustments: Other adjustments RECONCILIATION OF GAAP NON-OPERATING INCOME (EXPENSE) TO NON-GAAP NON-OPERATING INCOME (EXPENSE): 2022 Full Year Guidance(3) RECONCILIATION OF GAAP PROVISION FOR INCOME TAXES TO NON-GAAP PROVISION FOR INCOME TAXES: RECONCILIATION OF GAAP NET INCOME PER DILUTED SHARE TO NON-GAAP NET INCOME PER DILUTED SHARE: 2022 Full Year Guidance(3) Page 4

MASIMO CORPORATION SUPPLEMENTAL NON-GAAP INFORMATION (unaudited, in thousands, except per share amounts)(1) (2) (in thousands, except percentages) FY 2017 FY 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 Net cash provided by operating activities 56,062$ 239,527$ 42,468$ 58,311$ 50,637$ 70,224$ 221,640$ 42,355$ 63,712$ 40,478$ 64,418$ 210,963$ 59,260$ 25,998$ 81,893$ 97,603$ 264,754$ Purchases of property and equipment, net (43,684) (17,126) (6,963) (40,360) (8,741) (12,311) (68,375) (37,004) (14,266) (8,747) (12,532) (72,549) (8,903) (5,339) (6,438) (4,823) (25,503) - Free cash flow 12,378 222,401 35,505 17,951 41,896 57,913 153,265 5,351 49,446 31,731 51,886 138,414 50,357 20,659 75,455 92,780 239,251 - - - - - - - (499) - - - (499) - - - - Tax payments related to litigation awards 74,201 - - - - - - - - - - - - - - - - Adjusted free cash flow $ 86,579 $ 222,401 $ 35,505 $ 17,951 $ 41,896 $ 57,913 $ 153,265 $ 4,852 $ 49,446 $ 31,731 $ 51,886 $ 137,915 $ 50,357 $ 20,659 $ 75,455 $ 92,780 $ 239,251 (3) Consistent with guidance provided on January 11, 2022 (4) Calculated as a percentage of Product Revenue RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW Net cash provided by operating activities Litigation settlements and (awards) (1) Totals may not foot due to rounding (2) Quarterly reported amounts may vary from amounts previously reported due to rounding conventions. Page 5